UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
March 12, 2018

CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

On March 12, 2018, Campbell Soup Company ("Campbell") priced an offering of $5,300,000,000 aggregate principal amount of senior unsecured notes, consisting of $500,000,000 aggregate principal amount of floating rate notes bearing interest at a rate equal to the three-month U.S. dollar LIBOR plus 50 basis points per annum, due March 16, 2020 (the "2020 Floating Rate Notes"), $400,000,000 aggregate principal amount of floating rate notes bearing interest at a rate equal to the three-month U.S. dollar LIBOR plus 63 basis points per annum, due March 15, 2021 (the "2021 Floating Rate Notes"), $650,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 3.300% per annum, due March 15, 2021 (the "2021 Notes"), $1,200,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 3.650% per annum, due March 15, 2023 (the "2023 Notes"), $850,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 3.950% per annum, due March 15, 2025 (the "2025 Notes"), $1,000,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 4.150% per annum, due March 15, 2028 (the "2028 Notes") and $700,000,000 aggregate principal amount of notes bearing interest at a fixed rate of 4.800% per annum, due March 15, 2048 (the "2048 Notes" and, together with the 2020 Floating Rate Notes, the 2021 Floating Rate Notes, the 2021 Notes, the 2023 Notes, the 2025 Notes and the 2028 Notes, the "Notes").

If Campbell does not complete its previously announced acquisition of Snyder's-Lance Inc. (the "Snyder's-Lance acquisition") on or before September 18, 2018, or if the merger agreement relating to the Snyder's-Lance acquisition is terminated prior to such date, Campbell will redeem all outstanding Notes at a special redemption price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest. In addition to this special redemption provision, Campbell may redeem some or all of the 2021 Notes, the 2023 Notes, the 2025 Notes, the 2028 Notes and the 2048 Notes at its option at the applicable redemption prices as set forth in and subject to the terms of the Notes. The 2020 Floating Rate Notes and the 2021 Floating Rate Notes are not subject to optional redemption. Upon the occurrence of a Change of Control Triggering Event (as defined in the Notes), unless Campbell has exercised its right of redemption, Campbell will be required to offer to purchase the outstanding Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest. The Notes are subject to customary event of default provisions.

The Notes were offered and sold pursuant to an Underwriting Agreement dated March 12, 2018 (the "Underwriting Agreement"), among Campbell and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein, under Campbell's automatic shelf registration statement (the "Registration Statement") on Form S-3 (Registration No. 333-219217) filed with the Securities and Exchange Commission (the "SEC") on July 10, 2017. Campbell has filed with the SEC a prospectus supplement, dated March 12, 2018, together with the accompanying prospectus, dated July 10, 2017, relating to the offering and sale of the Notes. The Notes were issued on March 16, 2018 pursuant to an indenture dated as of March 19, 2015 (the "Indenture"), between Campbell and Wells Fargo Bank, National Association, as trustee.

The above description of the Underwriting Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Underwriting Agreement, the Indenture and the forms of the 2020 Floating Rate Notes, the 2021 Floating Rate Notes, the 2021 Notes, the 2023 Notes, the 2025 Notes, the 2028 Notes and the 2048 Notes are attached to (or incorporated by reference as an exhibit to) this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1, Exhibit 4.2.1, Exhibit 4.2.2, Exhibit 4.2.3, Exhibit 4.2.4, Exhibit 4.2.5, Exhibit 4.2.6 and Exhibit 4.2.7, respectively.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement dated March 12, 2018 among Campbell and Credit Suisse Securities (USA) LLC, Barclays Capital Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1

Indenture dated as of March 19, 2015, between Campbell and Wells Fargo Bank, National Association, as trustee, is incorporated by reference to Campbell's Current Report on Form 8-K (SEC file number 1-03822) filed with the SEC on March 19, 2015.

4.2.1	Form of 2020 Floating Rate Note.
4.2.2	Form of 2021 Floating Rate Note.
4.2.3	Form of 2021 Note.
4.2.4	Form of 2023 Note.
4.2.5	Form of 2025 Note.
4.2.6	Form of 2028 Note.
4.2.7	Form of 2048 Note.

5.1	Opinion of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell.

5.2	Opinion of Weil, Gotshal & Manges LLP.

23.1	Consent of Mark Migliaccio, Chief Counsel – Securities and Corporate Finance of Campbell (included in Exhibit 5.1 of this current report).

23.2	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.2 of this current report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: March 16, 2018
	By:	/s/ Anthony P. DiSilvestro
Anthony P. DiSilvestro
Senior Vice President and Chief Financial Officer